EXHIBIT 23.2

INDEPENDENT AUDITORS’ CONSENT

The Board of Directors

WMC Finance Co.:

We consent to the use of our report included herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/ KPMG LLP

Los Angeles, California

February 12, 2004